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                                                                   EXHIBIT 23.4

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our report dated May 17, 1994, in the Registration Statement (Form S-1) and related Prospectus of Travis Boats & Motors, Inc. for the registration of 1,750,000 shares of its common stock.

                                          DEVONA JEFFERY LLC
                                          /s/ Devona Jeffery

Austin, Texas
May 3, 1996